UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 4, 2006
Carmike Cinemas, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia	31901

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (706) 576-3400
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
(a) On August 4, 2006, Carmike Cinemas, Inc. (the “Company”) issued a press release in which the Company discloses information regarding certain historical periods. In particular, the Company discloses selected operating information for the quarters ended March 31, 2006 and June 30, 2006. The information provided under the headings “First Quarter 2006 Operating Information” and “Second Quarter 2006 Update” in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K is incorporated into this Item 2.02 by reference.
Item 8.01. Other Events.
The press release attached as Exhibit 99.1 to this Current Report on Form 8-K is incorporated into this Item 8.01 by reference.
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words, “believes,” “expects,” “anticipates,” “plans,” “estimates” or similar expressions. Forward-looking statements are only predictions and are not guarantees of performance. Examples of forward-looking statements in this Form 8-K include the estimates of certain first quarter and second quarter 2006 financial results and operating information, the Company’s strategies, the Company’s digital cinema implementation and the Company’s expectations with regard to filing its periodic reports with the Securities and Exchange Commission and continued listing with the Nasdaq Global Market. These statements are based on beliefs and assumptions of the Company’s management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include:
•	our ability to comply with covenants contained in our senior secured credit agreement;

•	our ability to maintain our Nasdaq listing;

•	our ability to operate at expected levels of cash flow;

•	the availability of suitable motion pictures for exhibition in our markets;

•	competition in our markets;

•	competition with other forms of entertainment;

•	the effect of our leverage on our financial condition; and

•	other factors, including the risk factors disclosed in our Annual Report on Form 10-K for the year ended December 31, 2005 under the caption “Risk Factors.”
The Company believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          Exhibit 99.1     Press release, dated August 4, 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.
Date: August 7, 2006	By:	/s/ Lee Champion
Lee Champion
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press release, dated August 4, 2006.

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